EXHIBIT 99.1
                                                               ------------

     ROGAL AMERICA, CO.
     DECEMBER 31, 1997 AND 1996
     TABLE OF CONTENTS



     Independent Auditor's Report

     Financial Statements

       Balance Sheets

       Statements of Income and Retained Earnings

       Statements of Cash Flows

       Notes to the Financial Statements

     Supplemental Information

       Independent Auditor's Report on Supplemental Information

       Schedules of Operating Expenses

       Schedules of Other Charges, Net

     INDEPENDENT AUDITOR'S REPORT


     Board of Directors
     Rogal America, Co.


     We have audited the accompanying balance sheets of Rogal America, Co. as of December 31, 1997 and 1996, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rogal America, Co. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                             STARR, FINER, STARR LLP

     Boston, Massachusetts
     January 22, 1998

     ROGAL AMERICA, CO.
     Balance Sheets as of December 31,


     ASSETS

                                                    1997        1996
                                                    ----------  ----------
     CURRENT:
       Cash and Cash Equivalents                    $  270,636  $  735,130
       Accounts Receivable (NOTE C)                    870,819   1,162,743
       Prepaid Expenses                                 62,738      72,212
                                                    ----------  ----------
             Total Current Assets                    1,204,193   1,970,085
                                                    ----------  ----------
     PROPERTY AND EQUIPMENT, at Cost (NOTE E)          706,835     570,872
       Accumulated Depreciation                        395,427     319,492
                                                    ----------  ----------
                                                       311,408     251,380
                                                    ----------  ----------
     OTHER:
       Deposits                                         29,159      34,673
       Deferred Charges                                  5,277          --
                                                    ----------  ----------
                                                        34,436      34,673
                                                    ----------  ----------
                                                    $1,550,037  $2,256,138
                                                    ==========  ==========
     LIABILITIES AND STOCKHOLDERS' EQUITY

     LIABILITIES:
       Current:
         Current Portion of Long-Term Debt
           (NOTE E)                                 $   22,832  $       --
         Customer Deposits (NOTE D)                    395,154     297,383
         Accounts Payable                               80,262     159,720
         Taxes Payable                                  70,375      14,805
         Other Accruals                                238,768     258,398
                                                    ----------  ----------
             Total Current Liabilities                 807,391     730,306

       Long-Term Debt (NOTE E)                          30,446          --
                                                    ----------  ----------
                                                       837,837     730,306
                                                    ----------  ----------

     ROGAL AMERICA, CO.
     Balance Sheets as of December 31, Continued


                                                    1997        1996
                                                    ----------  ----------
     STOCKHOLDERS' EQUITY:
       Capital Stock:
         Common
           Authorized 12,500 Shares, No Par
           Issued      1,000 Shares                      5,412       5,412
       Retained Earnings                               706,788   1,520,420
                                                    ----------  ----------
                                                       712,200   1,525,832
                                                    ----------  ----------
                                                    $1,550,037  $2,256,138
                                                    ==========  ==========

     COMMITMENTS AND CONTINGENCIES (NOTE F)

     See accompanying notes to the financial statements.

     ROGAL AMERICA, CO.
     Statements of Income and Retained Earnings for the Years Ended December 31,


                                                    1997        1996
                                                    ----------  ----------
     COMMISSIONS AND REGISTRATION FEES              $6,905,066  $6,642,134
     OPERATING EXPENSES                              5,087,607   4,800,634
                                                    ----------  ----------
     PROFIT FROM OPERATIONS                          1,817,459   1,841,500
     OTHER (CHARGES), NET                             (114,997)    (17,044)
                                                    ----------  ----------
     NET INCOME                                      1,702,462   1,824,456
     RETAINED EARNINGS-at Beginning                  1,520,420   1,336,220
     DISTRIBUTION TO STOCKHOLDER                    (2,516,094) (1,640,256)
                                                    ----------  ----------
     RETAINED EARNINGS-at End                       $  706,788  $1,520,420
                                                    ==========  ==========
     See accompanying notes to the financial statements.

     ROGAL AMERICA, CO.
     Statements of Cash Flows
     for the Year Ended December 31,


                                                                        1997         1996
                                                                        ----------   ----------
      CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Income                                                      $1,702,462   $1,824,456
                                                                        ----------   ----------
        Adjustments to Reconcile Net Income to
          Net Cash Provided from Operating Activities:
            Depreciation and Amortization                                   97,191       87,228
            Abandonment of Leasehold Improvements                           27,975           --
            (Gain)/Loss on Disposal of Equipment                            (2,000)       4,036
            Changes in Assets and Liabilities:
              (Increase)/Decrease in:
                Accounts Receivable                                        276,249      143,249
                Prepaid Expenses                                             9,474      (44,212)
                Deferred Charges                                            (6,090)          --
                Increase/(Decrease) in:
                  Customer Deposits                                         97,771       23,635
                  Accounts Payable                                         (79,458)     (36,374)
                  Taxes Payable                                             55,570      (23,195)
                  Other Accruals                                           (19,630)    (199,387)
                                                                        ----------   ----------
                  Total Adjustments                                        457,052      (45,020)
                                                                        ----------   ----------
        Net Cash Provided from Operating Activities                      2,159,514    1,779,436
                                                                        ----------   ----------
      CASH FLOWS FROM INVESTING ACTIVITIES:
        Additions to Property and Equipment                               (184,381)     (30,138)
        Decrease in Advances to Employees and Others                        15,675        5,748
        Decrease/(Increase) in Deposits                                      5,514      (24,260)
        Proceeds from Sale of Assets                                         2,000       23,956
                                                                        ----------   ----------
        Net Cash (Used in) Investing Activities                           (161,192)     (24,694)
                                                                        ----------   ----------
      CASH FLOWS FROM FINANCING ACTIVITIES:
        Distribution to Stockholder                                     (2,516,094)  (1,640,256)
        Additions to Long-Term Debt                                         68,500           --
        Repayment of Long-Term Debt                                        (15,222)          --
                                                                        ----------   ----------
        Net Cash (Used in) Financing Activities                         (2,462,816)  (1,640,256)
                                                                        ----------   ----------
      NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS                (464,494)     114,486
      CASH -at Beginning                                                   735,130      620,644
                                                                        ----------   ----------
      CASH -at End                                                      $  270,636   $  735,130
                                                                        ==========   ==========
      SUPPLEMENTAL DISCLOSURE:
        Interest Paid                                                   $   20,976   $   19,606
        Taxes Paid                                                      $   65,089   $   27,100

      See accompanying notes to the financial statements.

     ROGAL AMERICA, CO.
     Notes to the Financial Statements as of December 31, 1997 and 1996


     NOTE A - NATURE OF ORGANIZATION

     Rogal America Company, a Massachusetts business trust organized October 26, 1997 (formerly Rogal America, Inc., a Massachusetts corporation organized November 20, 1980) provides hotel front desk and booking services for convention attendees in North America.


     NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH EQUIVALENTS. The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     PROPERTY AND EQUIPMENT. The cost of property and equipment and estimated service lives used in computing depreciation is as follows:

                                              SERVICE
                                              YEARS     1997      1996
                                              --------  --------  --------
       Furniture and Equipment                5-7       $669,707  $531,343
       Leasehold Improvements                 5-31 1/2    37,128    39,529
                                                        --------  --------
                                                        $706,835  $570,872
                                                        ========  ========

     For financial statement purposes, depreciation and amortization have been computed on the straight-line method. Depreciation and amortization charged to operations totaled $96,378 and $87,228 in 1997 and 1996, respectively.

     Maintenance, repairs and minor renewals are charged to income as incurred. Assets sold or otherwise disposed of and the accumulated depreciation applicable thereto have been eliminated from the accounts and the resultant gains or losses have been taken up in income.

     DEFERRED CHARGES. Represents costs incurred in connection with acquisition of lease for office space, amortized over the term of the lease, net of accumulated amortization of $813.

     RETIREMENT PLAN. The Company has a 401(k) savings plan for the benefit of eligible employees. Contributions are at the discretion of the Board of Directors. Contributions charged to operations totaled $-0- in each of 1997 and 1996.

     ROGAL AMERICA, CO.
     Notes to the Financial Statements as of December 31, 1997 and 1996 (Continued)


     NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES. The Company has elected to file its Federal income tax return as a Small Business Corporation under Subchapter S of the Internal Revenue Code of 1986. The Company is required to pay a Massachusetts income tax based upon its net income. The stockholders are liable for Federal income taxes on the Company's income and Massachusetts income taxes except for the period from October 26, 1997 through December 31, 1997.

     CONCENTRATION OF CREDIT RISK.

     a) CASH. The Company maintains its cash accounts in several financial institutions. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such account.

     b) ACCOUNTS RECEIVABLE. Concentration of credit risk with respect to trade accounts receivable is limited due to strict credit controls and the large number of customers comprising the Company's customer base.

     USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     CHANGES IN PRESENTATION. Certain amounts in the financial statements for the year ended December 31, 1996 have been reclassified to conform to the current year presentation.


     NOTE C - ACCOUNTS RECEIVABLE

     Accounts receivable consist of the following:

                                                    1997        1996
                                                    ----------  ----------
       Trade                                        $  806,969  $1,146,993
       Employees and Other                                  75      15,750
       Refundable State Tax                             49,375          --
       Related Party                                    14,400          --
                                                    ----------  ----------
                                                    $  870,819  $1,162,743
                                                    ==========  ==========

     ROGAL AMERICA, CO.
     Notes to the Financial Statements as of December 31, 1997 and 1996 (Continued)


     NOTE D - CUSTOMER DEPOSITS

     Represents amounts received from convention attendees for deposits on reservations not yet turned over to the participating hotels.


     NOTE E - LONG-TERM DEBT AND CREDIT FACILITIES

     LONG-TERM DEBT.
                                                           1997     1996
                                                           -------  ------
     Promissory note in the original amount of $68,500,
       collateralized by certain equipment, payable in
       equal monthly principal installments of $1,903
       through April 30, 2000 with interest payable at
       1/4% above the lender's prime rate.                 $53,278  $   --

     Less-current portion                                   22,832      --
                                                           -------  ------
                                                           $30,446  $   --
                                                           =======  ======

     Annual maturities of Long-Term Debt are as follows:

         YEAR                                              AMOUNT

         1998                                              $22,836
         1999                                               22,836
         2000                                                7,606
                                                           -------
                                                           $53,278
                                                           =======

     LINE OF CREDIT. The Company has a revolving loan agreement expiring August 30, 1998 whereby it may borrow the lesser of 80% of eligible accounts receivable plus $250,000, or $800,000 with interest at 1% above the lender's prime rate. At December 31, 1997 and 1996, the entire line of credit was unused.

     The revolving loan agreement contains the following covenants:

         a.  Security interest in all corporate assets.
         b.  Guarantee by the sole stockholder.
         c.  Maintaining a certain tangible net worth.
         d.  Limit on amounts distributed to sole stockholder.

     ROGAL AMERICA, CO.
     Notes to the Financial Statements as of December 31, 1997 and 1996 (Continued)


     NOTE E - LONG-TERM DEBT AND CREDIT FACILITIES, CONTINUED

     OTHER DISCLOSURE:

     Interest charges on all debt included in operations totaled $20,976 and $19,606 in 1997 and 1996 respectively.


     NOTE F - COMMITMENTS AND CONTINGENCIES

     OPERATING LEASES. The Company leases office facilities, motor vehicles and equipment expiring at various dates through April 1, 2002.

     Annual minimum future rental payments under the non-cancelable lease agreements are as follows:

             YEAR                                         AMOUNT
             ----                                         --------
             1998                                         $240,984
             1999                                          195,016
             2000                                          173,303
             2001                                          171,960
             2002                                           42,990
                                                          --------
                                                          $824,253
                                                          ========

     The Company is obligated under a five year lease agreement for office facilities in Watertown, Massachusetts. Provisions of the lease agreement include (1) annual base rental of $171,960 (2) payment of certain operating costs and real estate taxes and (3) one five year extension option.

     Rentals charged to operations totaled $237,933 and $246,500 in 1997 and 1996, respectively.


     NOTE G - RELATED PARTY TRANSACTIONS

     Accounts receivable includes $14,400 due from a related company at December 31, 1997 and accounts payable includes $91,268 due to the related company at December 31, 1996.

     ROGAL AMERICA, CO.
     Notes to the Financial Statements as of December 31, 1997 and 1996 (Continued)


     NOTE H - SUBSEQUENT EVENT

     Management of the company is negotiating with Ambassadors
     International, Inc. (Ambassadors) for the sale of certain assets. The agreement is to be effective February 1, 1998 and requires payment of approximately $9.5 million dollars in cash and shares of Ambassadors common stock.

     INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTAL INFORMATION


     Board of Directors
     Rogal America, Co.


     Our report on our audit of the basic financial statements of Rogal America, Co. for the year ended December 31, 1997 and 1996 appears on Page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                             STARR, FINER, STARR LLP

     Boston, Massachusetts
     January 22, 1998

     ROGAL AMERICA, CO.
     Schedules of Operating Expenses for the Year Ended December 31,

                                                    1997        1996
                                                    ----------  ----------
     Officer's Salary                               $  150,681  $  150,000
     Other Salaries and Wages                        2,126,816   2,013,089
     Payroll Taxes                                     236,844     206,709
     Group Insurance                                   126,487     115,256
     Employee Relations                                 25,813      24,557
     Training                                            7,460       4,780
     Recruiting                                         28,278      14,746
     Temporary Help                                    126,023     112,582
     Commissions                                       116,430     177,346
     On Site Costs                                     304,846     282,143
     Professional Services                             148,717     109,195
     Rent and Utilities                                255,150     220,647
     Computer Supplies and Maintenance                  50,742      36,495
     Communications                                    415,653     457,223
     Postage                                            92,675     155,501
     Equipment Rental                                   53,560      46,231
     Consulting                                        144,330       9,908
     Printing and Office Supplies                      118,785     117,341
     Automobile Maintenance                             55,938      65,134
     Insurance                                          36,945      28,729
     Dues and Subscriptions                             14,285      17,292
     Bank and Payroll Fees                              13,876      11,319
     Travel and Entertainment                          247,742     250,200
     Consumer Adjustments                               18,046      31,656
     Taxes                                              74,294      55,327
     Depreciation and Amortization Provided             97,191      87,228
                                                    ----------  ----------
                                                    $5,087,607  $4,800,634
                                                    ==========  ==========

     Schedules of Other Charges, Net for the Year Ended December 31,

                                                    1997        1996
                                                    ----------  ----------
     Other Charges:
       Donations                                    $    6,764  $   12,446
       Interest Costs                                   20,976      19,606
       Abandonment of Leasehold Improvements            27,975          --
       Relocation                                       78,106          --
                                                    ----------  ----------
                                                       133,821      32,052
                                                    ----------  ----------
     Other Income:
       Interest Earned                                  16,824      19,044
       Gain/(Loss) on Disposal of Equipment              2,000      (4,036)
                                                    ----------  ----------
                                                        18,824      15,008
                                                    ----------  ----------
                                                    $  114,997  $   17,044
                                                    ==========  ==========